HEINZ
TOMATO KETCHUP
DANNON
frusion
Gatorade
Dole
Tropicana
Lay's
Stax

GRAHAM PACKAGING COMPANY

Investor Presentation June 30, 2008 Exhibit 99.1
1
Disclaimers
Additional Securities Law Information
Hicks Acquisition Company I, Inc. (“HAC”) intends to file with the SEC a proxy / registration statement in connection with the proposed acquisition of Graham Packaging Holding Company and its affiliates (collectively, “Graham”) and to mail a definitive proxy statement and other relevant documents to HAC stockholders.  HAC stockholders and other interested persons are advised to read, when available, HAC’s preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with HAC’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Graham, HAC and the proposed acquisition.  The definitive proxy statement will be mailed to HAC stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov or by directing a request to Hicks Acquisition Company I, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas, telephone 214-615-2300.
HAC and its directors and officers may be deemed participants in the solicitation of proxies to HAC’s stockholders. A list of the names of those directors and officers and a description of their interests in HAC is contained in HAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in HAC’s proxy statement when it becomes available.  HAC’s stockholders may obtain additional information about the interests of the directors and officers of HAC in the acquisition in reading HAC’s proxy statement and other materials to be filed with the SEC when such information becomes available.
Safe Harbor Statement
This presentation has been prepared exclusively for the purpose of providing summary information about Graham and its business to HAC stockholders pending the distribution of the definitive proxy statement.  It does not constitute a solicitation for or an offer by or, on behalf of HAC or Graham or, of any securities or investment advisory services.
This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation.  Such risk factors include, among others: uncertainties as to the timing of the acquisition; approval of the transaction by HAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the industry in which Graham operates; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; Graham’s ability to maintain margins due to future increases in commodity prices; Graham’s loss of large customers;
operating Graham as a public company; Graham’s continuing net losses; the terms of Graham’s debt instruments, which restrict the manner in which Graham conducts its business and may limit Graham’s ability to implement elements of its business strategy; Graham’s indebtedness, which could adversely affect Graham’s cash flow; that despite Graham’s current levels of indebtedness, Graham may incur additional debt in the future, which could increase the risks associated with Graham’s leverage; Graham’s recovery of the carrying value of its assets;
Graham’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham’s international operations; Graham’s dependence on significant customers and the risk that customers will not purchase Graham’s products in the amounts expected by Graham under their requirements contracts; that the majority of Graham’s sales are made pursuant to requirements contracts; Graham’s ability to develop product innovations and improve Graham’s production technology and expertise; infringement on Graham’s proprietary technology; risks associated with environmental regulation and liabilities; Graham’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham’s employees being covered by collective bargaining agreements; Graham’s dependence on blow molding equipment providers; market conditions for Graham’s products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows.  Actual results may differ materially from those contained in the forward-looking statements in this presentation.  HAC and Graham undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.
Non-GAAP Financials
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X.  Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, HAC’s proxy / registration statement to solicit stockholder approval for the proposed acquisition of Graham. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC.  HAC and Graham believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Graham and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with
GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

2
Hicks Acquisition Company I, Inc. Christina Weaver Vest
Senior Vice President
The Blackstone Group Shervin Korangy
Principal
Hicks Acquisition Company I, Inc. Thomas O. Hicks
Chairman
Graham Packaging Company Mark S. Burgess
Chief Financial Officer and
Chief Operating Officer
Participants
Hicks Acquisition Company I, Inc. Robert M. Swartz
Senior Vice President
Graham Packaging Company Warren D. Knowlton
Chairman and
Chief Executive Officer

GRAHAM
PACKAGING
COMPANY

GRAHAM
PACKAGING
COMPANY

HEINZ
TOMATO
KETCHUP

all
mighty

Actimel

Mobil
1

3
Graham Packaging Overview
Market leader in value-added custom plastic containers
Strong positions in four major product categories:
90%+ sales in product categories with #1 market position
Revenue and EBITDA in excess of $2.4 billion and $450
million, respectively
• Food & Beverage – 61% of 2007 revenue
• Household Products – 20% of 2007 revenue
• Automotive Lubricants – 12% of 2007 revenue
• Personal Care / Specialty – 8% of 2007 revenue

4
Unique Opportunity to Partner Alongside Hicks and Blackstone in Taking Graham Public
HAC’s Investment Rationale for Graham
Premium Asset in the Packaging Industry
• Technology and innovation leader with leading market positions
• Long-standing relationships with blue chip global consumer products companies
• Industry leading EBITDA margins in plastic containers
New World-Class Senior Management Team Installed in December 2006
• New culture of accountability
• Data-driven decision-making
• Commitment to profitable growth
• Nearly 300 basis point improvement in EBITDA margin from 2006 to 2008E
Significant Upside to New Investors
• Large and stable profit base with $450 million+ of EBITDA
• Global growth opportunities with multi-national customers
• Continued margin enhancement through efficiency gains and cost take-out
• Strong free cash flow to support considerable earnings growth through deleveraging

5
Blue Chip Sponsorship
Hicks Acquisition Company
• Formed in 2007 for the purpose of acquiring an operating company
• September 2007 IPO led by Citigroup raised over $550 million in capital
• Led by Thomas O. Hicks, Chairman of the Board
• 35+ years of private equity investing experience
• Founder of Hicks, Muse, Tate and Furst - one of the most active and successful private investment firms in the country
• Committed to a successful transaction - $20 million co-investment to be made at acquisition
The Blackstone Group
• Founded in 1985; leading global alternative asset manager and provider of financial advisory services
• NYSE listed (ticker: BX) with ~$20 billion firm value and total assets under management of
$114 billion
• Single largest Graham shareholder post-combination with Hicks Acquisition Company stockholders

Transaction Overview
7
• Third quarter 2008 Expected Closing
• >50% of HAC’s public stockholders (approval also requires that no more than 30% (minus one share)
of public stockholders vote against the transaction and elect to exercise their cash conversion rights)
Approvals
• Graham Packaging Holdings Co. (“Graham”) is going public through a business combination with Hicks
Acquisition Company I, Inc. (“HAC”; AMEX: TOH), in partnership with The Blackstone Group and the
Donald Graham Family (together, “Current Graham Equity Holders”)
• Post business combination, the combined company will be renamed Graham Packaging Company
• Graham will apply for listing on the NYSE
• Transaction Value of $3,150 million
Transaction
Transaction Overview
(1) Excludes $25 million from buyout of monitoring and oversight fee post-closing (payable by Graham in 2009) and a transfer of value of ~2.8 million Founder’s warrants to Current Graham
Equity Holders at closing.
(2) Based on Graham’s projected net debt as of September 30, 2008.
• Management led by Warren D. Knowlton, Chairman & CEO, and Mark S. Burgess, CFO & COO
• 50+ years in senior leadership roles at public companies in general manufacturing industries
• Board will consist of representatives of Blackstone, Graham and HAC
Management and Board
• $350 million of cash held in trust as cash consideration
• 35.0 million shares at $10 per share and ~2.8 million warrants as equity consideration
• Includes a transfer of value of ~2.8 million HAC Founder’s units; in exchange, HAC Founder will retain, through a series of transactions, earnout units (shares with trigger price of $13.75; warrants with strike price of $10.00 and trigger price of $15.00)
• $2,450 million of net debt ($2,294 million outstanding at close, assumes HAC repays the difference using remaining cash held in trust)
Consideration
(1)
(2)

8
Sources and Uses and Pro Forma Capitalization
Sources Pro Forma Capitalization
Uses
Note: CC EBITDA stands for Covenant Compliance EBITDA. Based on Graham’s projected net debt as of September 30, 2008. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and properly exercise their conversion rights.
(1) Actual, as of May 31, 2008.  Includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder.
($ in Millions)
HAC
(1)
Graham Adj. Pro Forma
Cash $561 $62 ($561) $62
Debt
Revolver $0 $0 $0 $0
Term Loan B due 2011 (L + 225bps) 0 1,847 (156) 1,691
Foreign Facilities, Cap. Leases & Other 0 40 0 40
Senior Secured Debt $0 $1,887 ($156) $1,731
8.500% Senior Notes due 2012 0 250 0 250
9.875% Senior Sub. Notes due 2014 0 375 0 375
Total Debt $0 $2,512 ($156) $2,356
Credit Statistics:
Senior Secured Debt / 2008E CC EBITDA -- 4.1x 3.8x
Net Debt / 2008E CC EBITDA -- 5.3 5.0
Cash from HAC Balance Sheet
(1)
$561
Equity in Pro Forma Graham 350
Assumption of Graham's Net Debt 2,294
Total Sources $3,205
Purchase of Graham's Equity $700
Cash Consideration 350
Equity in Pro Forma Graham 350
Assumption of Graham's Net Debt 2,294
Paydown of Graham's Debt 156
Transaction Value $3,150
Fees and Expenses 55
Total Uses $3,205

9
Transaction Valuation and Ownership
• Implied Fully Distributed Firm Value of $3,485 million
($ in Millions, Except per Share Data)
Pro Forma Valuation Pro Forma Equity Ownership
(2)
Note: Based on Graham’s projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and properly exercise their conversion rights.
(1)  Based on actual cash held in trust as of May 31, 2008; includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder.
(2)  Based on 121.5 million fully diluted shares outstanding (treasury stock method) and $9.80 price per share.  Includes all warrants.  Excludes 2.8 million of earnout units to be  received by
Founder at closing.
(3)  Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
HAC Public
Shareholders
56%
Current
Graham
Equity Holders
29%
HAC Founder
15%
HAC Cash in Trust per Share
(1)
$9.80
Fully Diluted Shares
(2)
121.5
Pro Forma Fully Diluted Equity Value $1,190
Pro Forma Net Debt 2,294
Implied Firm Value $3,485
Implied Trading Multiples:
Firm Value / 2008E Adjusted EBITDA
(3)
7.7x

Investment Highlights
11
Key Investment Highlights
• #1 supplier of value-added custom plastic containers
• Experienced management team with clearly defined vision
• Unparalleled technology leader with long history of innovation
• Long-term relationships with global blue-chip customers
• Extensive manufacturing footprint; global on-site manufacturing accounts for ~30% of facilities
• Leader in sustainability efforts across the industry
• Attractive margins in the packaging industry
• Margin stability through contractual pass-through of resin costs
• Multiple levers for value creation
• Top-line growth through conversions and global expansion
• Margin enhancement through efficiency gains and cost take-out
• Free cash flow generation through disciplined capital investment
• Accelerated earnings growth through deleveraging

12
#1 Supplier of Value-Added Custom Plastic
Containers
Key Applications Highlights / Trends
• 50% bigger than nearest competitor
• Focused on higher growth applications including RTD teas and enhanced water
• Innovation and technology leader
• Panel-less technologies
• Shelf stable juice
• Sports drinks
• Ketchup
• Sauces
• RTD teas
PET
• 5–6x bigger than nearest competitor
• Increased productivity continues to deliver improvement
• Technology advantage driving growth in multi-layer
• Health trends and technology driving new growth opportunities in nutritional beverage market
• Yogurt drinks
• Smoothies
• Nutritional beverages
• Juices
• Drinks
• Teas
POLY
• 40%+ share in liquid fabric care
• Key customers in last phase of concentrate conversion
• Gaining share in fast growing multi-quart auto segment (10% growth in 2008)
• Liquid fabric care
• Dish detergents
• Hard surface cleaners
• Bleach
• Motor oil
• Automotive lubricants
Household
Chemical and
Automotive

13
#1 Supplier of Value-Added Custom Plastic
Containers (cont’d)
• Strong customer relationships
• Customer partnerships provide profitable base of business
• Manufacturing moving from Western Europe to Eastern Europe
• Technology advantage secures Graham’s #1 position in nutritional and drinkable yogurt markets
• Drinkable yogurts
• Dairy products
• Adult nutritional/
specialty foods
• Personal care
Europe
• Partnering with key distributors to reach wider customer base with existing resources
• Targeting key markets based on growth rates and profitability
• 30-90 day sales cycle for new business development, faster than for other businesses with 1–2 year average shelf life for designs
• Hair care
• Hair color
• Skin care
• Other specialties
Personal Care
and Speciality
• Strong global customer relationships provide growth opportunities using on-site plant model
• SA markets becoming more consolidated, local companies acquired by global players
• Competitive technology deployment in South America
• Auto
• Agrochemical
• Yogurt
• Detergents
• House cleaning
South America
Key Applications Highlights / Trends

14
Experienced Management Team
• EVP since November 2004, with Graham since 1977
• Held numerous positions in operations and management
31
Ashok Sudan (55)
EVP and GM, Global F&B, Europe
• SVP HCA and PCS since January 2006
• With Graham since 2000
• Previously worked for Sun Coast Closures and the Kerr Group
22
Peter Lennox (46)
SVP HCA, PCS, South America
• With Graham since October 2000
• Previously served as Supply Chain Director of Asia for
Burmah Castrol
• 12 years at Exxon prior to Castrol
25
Martin Sauer (54)
SVP Global Sourcing
• Promoted to current position in July 2006
• Joined Graham in 1987
• Awarded 15 patents directly related to the plastics industry (13 are active today)
26
Dave Cargile (48)
SVP Global Technology, GM,
Proprietary Machinery Business
Unit
• With Graham since 1999
• Previously served as Director of Plastics at Schmalbach Lubeca
White Cap
• Spent first 11 years of career at Alcoa
27
Mark Leiden (51)
VP Global Marketing and PET
Business Manager
• With Graham since 2007
• Previously held several controller positions, most recently at John
Maneeley Corporation
• Spent 12 years in various financial management roles at Unisource
15
Bill Hennessey (46)
VP and Controller
Name (Age) Years in Industry Experience

GRAHAM PACKAGING COMPANY

2006–2007 Design/
Utility Patents Obtained
GPC
Bell

15
• Global on-site manufacturing accounts for ~30% of facilities
• 55 facilities across the U.S. (13 on-site)
• 28 facilities outside the U.S. (14 on-site)
• On-site advantages
• Single customer focus promotes productivity
• Close working relationships drive savings
Extensive
Manufacturing
Footprint
Uniquely Positioned for Success
Long-term
Relationships
with
Global Blue-chip
Customers
1950s 1960s 1970s 1980s 1990s 2000s
• 80% of products utilize proprietary technology
• 200 professionals dedicated to research and
development and technology
• Technology driven growth
• Hot fill/retort
• Multi-layer/active barrier
• Light-weighting
• Post consumer resin (PCR)
Unparalleled
Technology
Leader with Long
History of
Innovation
109
68
17
16
7
1
0
20
40
60
80
100
120
• Sustainability/logistics benefits
• Reduced working capital needs

GRAHAM
PACKAGING
COMPANY

all
small & mighty
3X concentrated

innocent
pure fruit smoothie

16
Leader in Sustainability Efforts Across the Industry
On-site Model Lightweight Bottles Recycled Content
• Innocent is a high end
smoothie beverage in
Europe
• Graham and Innocent were
the first to use 100%
recycled PET bottle for
food in Europe
•
Graham and All
introduced
the new bottle in response
to the liquid laundry
concentrate conversion
• Saves water, freight
(diesel, truckloads), resin,
and labor
• Graham has 27 on-site
facilities globally out of 84
total plants
• Leverage experience with
on-site plants to reduce
GHG emissions from
freight and energy

17
Attractive Margins in the Packaging Industry
LTM EBITDA Margin as of March 31, 2008
(1)
(1)  EBITDA adjusted to exclude non-cash pension income.
(2)  Margin as of December 31, 2007.
(2)
20%
18%
17% 17%
16%
15%
14%
12% 12%
11%
11%
5%
0
5
10
15
20
25%
O-I Aptar Graham Pactiv Berry Sealed Air Silgan Ball Bemis Crown Amcor PET Constar
(2)
LTM EBITDA – Capex Margin as of March 31, 2008
(1) (2) (2)
17%
12%
12%
11%
11%
10%
10%
9%
8%
8%
5%
2%
0
4
8
12
16
20%
O-I Pactiv Berry Graham Sealed Air Aptar Crown Silgan Ball Bemis Amcor PET Constar

18
Margin Stability through Resin Cycles
Raw Materials
• Key raw material input is plastic resin - PET, HDPE
• Contractual pass-through of movements in resin costs
Resin Price Environment
• Resin prices have increased dramatically over the past 12 months
• PET up 19%
• HDPE up 35%
• Graham has maintained its margin profile despite these increases
• Other plastic packaging companies (mainly flexibles) have suffered margin erosion
Graham Management Approach
• Multiple suppliers of key resins
• Conservative approach to resin purchasing - not interested in “resin trading gains”

GRAHAM
PACKAGING
COMPANY

Coca-Cola

P&G

CLOROX

Shell

Bayer

Kellogg's

19
Significant Growth Opportunities
Emerging Growth Mature
Plastic Sales
Recent Wins
Strategic Partnership
Win in Poly/
Nutritional Beverage
SS juice
Isotonics
Liquid
laundry
Motor
oil
Skin
care
Chilled
beverage
Adult
nutrition
Hair
care
Drinkable
yogurt
Mexican &
Italian
sauces
Baby food
jars
RTD Tea/
coffee
Enhanced
water
Canned fruits
& vegetables
Infant
formula
Soup
Beer
Enhanced
dairy
Malternatives
SS juice
Isotonics
Liquid
laundry
Motor
oil
Skin
care
Chilled
beverage
Adult
nutrition
Hair
care
Drinkable
yogurt
Mexican &
Italian
sauces
Baby food
jars
RTD Tea/
coffee
Enhanced
water
Canned fruits
& vegetables
Infant
formula
Soup
Beer
Enhanced
dairy
Malternatives
Wins in South America
Wins in the Household/
Chemical Market
• Focus on converting and growing new products lower on the maturity curve
• Many mature segments in the U.S. have significant growth abroad

20
$200+ Million of New Business Wins Secured Year-to-Date
Examples of Key Growth Levers
Lightweight bottles
Help customers
reduce total systems
costs
On-the-go packaging
Innovate to help our
existing and
new
customers grow
China
India
Latin America
Eastern Europe
Emerging markets Enter new geographies
Lever Focus Area Examples

21
15.8%
17.3%
18.7%
15
16
17
18
19
20%
2006 2007 2008B
Strategic Initiatives
• New Management focused on results
• Established culture of accountability
• Enhanced systems to facilitate data-driven decision making (COPA)
• Delivered on key operational objectives
• Solidified global reputation as industry technology and innovation leader
• Established the foundation for profitable growth
Adjusted EBITDA Margin Improvement
+146 bps
+141 bps
• Earnings Improvement Plan (EIP) driving
bottom line growth
• Customer strategies / contract pricing
• Procurement
• Plant actions & operational improvements
• SG&A / lean organization
• Growth Initiatives
• Innovation & technology
• Unique manufacturing capabilities

Financial Overview
23
$155
$208
$278
$284
0
80
160
240
$320
2005 2006 2007 LTM
$431
$441
$399
$412
16.7%
15.8%
17.3%
17.3%
200
300
400
$500
2005 2006 2007 LTM
10
12
14
16
18
20%
$2,473
$2,521
$2,493
$2,541
1,500
2,000
2,500
$3,000
2005 2006 2007 LTM
$153
$157
$191
$258
10.4%
7.6%
6.2%
6.2%
0
100
200
$300
2005 2006 2007 LTM
0
3
6
9
12
15%
Historical Financial Performance
Sales
($ in Millions)
Adjusted EBITDA
(1)
($ in Millions)
CapEx
($ in Millions)
Free Cash Flow
(2)
($ in Millions)
Note:  LTM as of March 31, 2008.
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
(2) Defined as Adjusted EBITDA – CapEx.
Management Change
Management Change
Management Change
Management Change
EBITDA
EBITDA Margin
CapEx CapEx as % of Sales

24
Strong EBITDA Driven by Profitable Growth
• Focus on pruning unprofitable business expected to improve EBITDA margin over
~140bps from 2007 to 2008
• 2008E EBITDA expected to grow 5% despite a 3% decline in Revenue
• Business wins booked 2008YTD drive revenue growth of 5% in 2009
Note:  2008 and 2009 revenue forecast reflects management’s resin price assumption as of January 2008.
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
141bps 18.7% 17.3% Adj. EBITDA Margin
5% 452 431 Total Adj. EBITDA
(1)
5% ~$2,525 (3%) $2,415 $2,493 Total Revenue
15 ~105 20 91
$0   76
South America
2 ~290 2 285
$   279
Europe
11 ~200 (16) 180
$   215
PCS
(7) ~530 (10) 571
$   634
HCA
9% ~$1,400 0% $1,289 $1,291 Food & Beverage
Growth Forecast Growth Forecast Actual
($ in Millions)
2009 2008 2007
Revenue

25
Capital Spending
• More practical, business-driven capital spending philosophy
• Achieving savings by rationalizing existing suppliers and qualifying new suppliers
• Implementing on-line bidding for equipment and services
• Identifying and utilizing idle assets/equipment
• Designing equipment/lines based on specific business needs
• Utilizing lower-cost global resources
• Asian equipment and Eastern European engineering capabilities
• Centralizing CapEx efforts to achieve efficiencies
Capital Spending Trend
($ in Millions)
$153
$191
$258
0
100
200
$300
2005 2006 2007
10.4%
7.6%
6.2%
% of Sales

26
Significant Free Cash Flow Opportunity to
Drive Value Creation
LTM 3/31/08
($ in Millions)
$100
(15)
(170)
(155)
$440
CapEx
Cash Interest
(2)
Free Cash Flow
Cash Taxes
Adjusted EBITDA
(1)
Financial Objectives
• Top line growth of 3% to 5% annually
• EBITDA growth of 5% annually
• Cash flow in excess of $100 million annually
• ROCE in excess of 20%
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
(2) Pro forma for $156 million debt paydown at close.

27
Unique Opportunity to Partner Alongside Hicks and Blackstone in Taking Graham Public
HAC’s Investment Rationale for Graham
Premium Asset in the Packaging Industry
• Technology and innovation leader with leading market positions
• Long-standing relationships with blue chip global consumer products companies
• Industry leading EBITDA margins in plastic containers
New World-Class Senior Management Team Installed in December 2006
• New culture of accountability
• Data-driven decision-making
• Commitment to profitable growth
• Nearly 300 basis point improvement in EBITDA margin from 2006 to 2008E
Significant Upside to New Investors
• Large and stable profit base with $450 million+ of EBITDA
• Global growth opportunities with multi-national customers
• Continued margin enhancement through efficiency gains and cost take-out
• Strong free cash flow to support considerable earnings growth through deleveraging

Appendix
29
21.8%
18.7%
17.3%
14.0%
12.5%
12.0%
0.0
5.0
10.0
15.0
20.0
25.0%
OI GPC ATR SLGN BLL CCK
Benchmarking
2008E EBITDA Margin
Source:  Company filings and guidance and consensus estimates.
Note: Peer benchmarking include AptarGroup Inc. (ATR), Ball Corporation (BLL), Crown Holdings (CCK), Owens-Illinois (OI) and Silgan Holdings (SLGN).
Note: All Graham numbers are pro forma for debt paydown at closing. For Graham, FV / 2008E EBITDA multiple is based on $9.80 price per share. Median excludes Graham Packaging.
(1) Trading range based on weekly closing prices for the past 60 days.
(2) Based on Graham’s LTM 03/31/08 Covenant Compliance EBITDA and net debt as of March 31, 2008; pro forma for $156 million debt paydown at close.
(3) Based on Graham’s 2008E Covenant Compliance EBITDA and net debt as of December 31, 2008; pro forma for $156 million debt paydown at close.
Median = 14.0%
5.2x
3.9x
2.9x
2.6x
2.2x
0.2x
0.0
2.0
4.0
6.0x
GPC CCK BLL SLGN OI ATR
Net Debt / LTM EBITDA
Median = 2.6x
(2)
5.0x 2008E (3)
17.9%
11.6%
10.3%
9.5%
9.1%
8.0%
0.0
5.0
10.0
15.0
20.0%
OI GPC CCK ATR SLGN BLL
2008E EBITDA - CapEx Margin
Median = 9.5%
FV / 2008E EBITDA – 60 Day Trading Range
(1)
60-day
average
multiple
8.3x
8.1x
7.6x
6.3x
7.0x
8.8x
8.6x
8.5x
7.7x 7.7x
7.6x
7.6x
5.0
6.0
7.0
8.0
9.0
10.0x
ATR CCK BLL GPC OI SLGN
8.6x 8.4x 8.1x 7.2x 7.3x